                                      8-K
                                  EXHIBIT 99.12

                                TM NO. 2 LIMITED

                                PROMISSORY NOTE


                               DUE JUNE 30, 2000


L.625,400 Pounds Sterling                                     June 30, 1995



     FOR VALUE RECEIVED, TM NO. 2 LIMITED, a company incorporated under the laws of England and Wales ("Maker"), promises to pay to VIDEO JUKEBOX NETWORK INTERNATIONAL LIMITED, a company incorporated under the laws of England and Wales ("Payee"), the principal sum of SIX HUNDRED TWENTY-FIVE THOUSAND FOUR HUNDRED POUNDS STERLING (L.625,400) (U.K.). Such principal amount shall not accrue interest.

     This Note, which is the Note referred to in the Administrative Services Agreement, is being delivered in connection with that certain Administrative Services Agreement of even date herewith (the "Administrative Services Agreement") by and among Maker, Payee and Video Jukebox Network, Inc., a Florida corporation, pursuant to which Maker provides certain administrative services to Payee on the terms and conditions set forth therein. The outstanding principal amount shall be due and payable in equal monthly increments of L.10,423 Pounds Sterling commencing on July 31, 1995; provided, however, that this Note is subject to the provisions of the Administrative Services Agreement including, without limitation, its provisions regarding forgiveness and mandatory prepayment, as if such provisions were set forth herein in their entirety. At the time of receipt or forgiveness of any principal or interest on this Note, Payee shall make or cause to be made an appropriate notation on the schedule attached hereto and made a part hereof reflecting the amount so paid or forgiven. The aggregate unpaid principal amount of this Note as set forth on the schedule attached thereto shall be conclusive evidence, absent manifest error, of the principal amount owing and unpaid on this Note.

     All or any portion of the principal amount of this Note may be prepaid by or on behalf of Maker at any time without any penalty or premium. Any amount of principal which is not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest from the date when due until said principal and/or interest is paid in full, payable on demand, at an interest rate equal to the lesser of (a) one-percent (1%) above the sterling base lending rate as quoted by National Westminster Bank plc and
(b) the highest rate of interest allowable under applicable Law.

     No delay or omission of Payee in exercising any right or power hereunder shall impair any such right or power, or be deemed or construed to be a waiver of any default hereunder or an acquiescence therein. No waiver shall be valid unless signed in writing by Payee, and then only to the extent specifically set forth in such writing.

     Upon any endorsement, assignment or other transfer of this Note by Payee or by operation of law including, without limitation, the endorsement of this Note to a third party, the term "Payee", as used herein, shall mean such endorsee, assignee or other transferee or successor to Payee then becoming the holder of this Note. This Note shall inure to the benefit of Payee and its successors and assigns.

     It is the intention of Maker and Payee to conform to applicable usury laws, if any. Accordingly, notwithstanding anything to the contrary in this Note or any other agreement entered into in connection herewith, it is agreed that the aggregate of all interest (if any) and any other charges constituting interest under applicable law and contracted for, chargeable, or receivable under this Note or otherwise in connection with the obligation evidenced hereby shall under no circumstances exceed the maximum amount of interest permitted by applicable law, if any, and any excess shall be deemed a mistake and cancelled automatically and, if theretofore paid, shall, at the option of Maker, be refunded to Maker or credited on the principal amount of this Note.

     Maker and any endorsers and other persons liable for all or any part of the principal balance evidenced by this Note severally waive presentment for payment, protest or notice of non-payment.

     THIS NOTE SHALL BE GOVERNED BY ENGLISH LAW IN ALL RESPECTS (AND WITHOUT APPLICATION OF ANY OF ITS CONFLICT OF LAWS PROVISIONS) AND EACH OF MAKER AND PAYEE HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF ENGLAND AND WALES.

     In the event that any term or provision of this Note or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Note, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Note shall be valid and be enforced to the fullest extent permitted by law.

     IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the day and year first above written.

                              MAKER:

                              TM NO. 2 LIMITED, a company incorporated under the laws of England and Wales



                              By: /s/ Marc Bension
                                  ------------------------------------
                                      Name: Marc Bension
                                      Title: Director

                                TM NO. 2 LIMITED
                                PROMISSORY NOTE


                  Amount of         Interest       Principal
                Principal Paid        Paid          Balance
     Date        or Forgiven        (if any)      Outstanding
     ----        -----------        --------      -----------

- ---------------------------------------------------------------------

- ---------------------------------------------------------------------

- ---------------------------------------------------------------------

- ---------------------------------------------------------------------

- ---------------------------------------------------------------------

- ---------------------------------------------------------------------

- ---------------------------------------------------------------------

- ---------------------------------------------------------------------

- ---------------------------------------------------------------------

- ---------------------------------------------------------------------

- ---------------------------------------------------------------------

- ---------------------------------------------------------------------


                                      -3-